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                        AIM INTERNATIONAL FUNDS, INC. II

           INVESCO European Fund--Investor Class, Class A, B, C and K
INVESCO International Blue Chip Value Fund--Investor Class, Class A, B, C, and R

    Supplement dated November 5, 2003 to the Prospectus dated July 31, 2003, as supplemented August 14, 2003 and October 1, 2003


The Supplement dated October 1, 2003 (the "Supplement") to the Prospectus dated July 31, 2003 discusses changes to the advisory arrangements for each of INVESCO European Fund and INVESCO International Blue Chip Value Fund (to be renamed INVESCO International Core Equity Fund) (each a "Fund" and, collectively, the "Funds"). In that regard, the Supplement states that the new investment advisory agreement between each Fund and A I M Advisors, Inc. ("AIM") and, for INVESCO International Blue Chip Value Fund, the new sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.), Inc. ("IGAM") will become effective on November 5, 2003.

The effective date of the new investment advisory agreement between each Fund and AIM and, for INVESCO International Blue Chip Value Fund, the new sub-advisory agreement between AIM and IGAM has been delayed from November 5, 2003. The new effective date is currently expected to be on or about November 25, 2003. This delay is to coordinate those things necessary for AIM's assumption of primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the retail funds within the INVESCO family of funds.


The following paragraph replaces in its entirety the third paragraph appearing under the heading "How To Buy Shares" in the Fund's prospectus:

         "For all new accounts, please send a completed application form, and specify the fund or the funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the INVESCO fund verify and record your identifying information. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares class of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. to exchange into the fund you choose."